July 7, 2015

DREYFUS INSTITUTIONAL RESERVES FUNDS

- Dreyfus Institutional Reserves Treasury Fund

Supplement to Current Statement of Additional Information

The following changes will take effect on September 1, 2015

The fund will change its name to "Dreyfus Institutional Treasury and Agency Cash Advantage Fund."

The following will replace the second paragraph in footnote 15 in the section entitled "Investments, Investment Techniques and Risks—Money Market Funds":

Dreyfus Institutional Treasury and Agency Cash Advantage Fund invests only in securities issued or guaranteed as to principal and interest by the U.S. Government, including those with floating or variable rates of interest, and repurchase agreements (including tri-party repurchase agreements) in respect of such securities.

Footnote 18 in the section entitled "Investments, Investment Techniques and Risks—Money Market Funds" will be deleted.